UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2006

INFORMEDIX HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	000-50221	88-0462762
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Georgetowne Park, 5880 Hubbard Drive, Rockville, Maryland		20852-4821
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (301) 984-1566

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 8.01 Other Events

InforMedix Holdings, Inc., announced that in cooperation with ADT WellHealth, a division of ADT Security Services, it will be providing its Med-eMonitor System in a Medicare Health Support Program sponsored and led by Baltimore MD-based XLHealth, involving high risk patients among XLHealth’s Medicare beneficiaries in Tennessee.

Both ADT and XLHealth have agreements in place as of November 9, 2006, to lease Med-eMonitors™ from InforMedix.

Item 9.01 Financial Statements and Exhibits

None

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 15, 2006	INFORMEDIX HOLDINGS, INC.

	By:	/s/ Bruce A. Kehr
Bruce A. Kehr Chief Executive Officer